                                 ANNUAL REPORT
                                  PENNSYLVANIA
                                     MUTUAL
                                      FUND

                                DECEMBER 31, 1995

                                 THE ROYCE FUNDS

The Royce Funds
                                                     1414 Avenue of the Americas
                                                         New York, NY 10019
                                                           (212) 355-7311
                                                           (800) 221-4268

Dear Shareholder:

   Harold Geneen, former CEO of the giant conglomerate ITT Corp., once offered the following advice: 'In the business world, everyone is paid in two coins: cash and experience. Take the experience first; the cash will come later.' In 1995, however, the formula seemed to be reversed as investors were paid with 'cash' in the form of high stock market returns. One can only wonder when investors will be paid with 'experience.'

'ABLE TO LEAP TALL BUILDINGS
IN A SINGLE BOUND'

     [ART]           This familiar phrase describes popular superhero Superman, but it could also reflect 1995's stock market performance. 1995, like Superman, was extraordinary by any standard of measurement. The large-cap oriented S&P 500, which was up 37.5%, had its best calendar year return since 1958. Propelled by strong performance in 1995's first two quarters, the S&P 500 took a breather in the third quarter only to resume a leadership role in the final quarter of the year. Small-cap securities emerged as performance leaders in the middle of the year, but were unable to keep up with the 'faster than a speeding bullet' S&P 500. For the year, the Russell 2000 index of small-cap companies was up 28.4%.

   PENNSYLVANIA MUTUAL FUND'S ('PMF') small-cap value orientation, which has served its shareholders well over the long-term, was no match for the performance of the raging bull market of 1995. Just as 'small-cap' under-performed large-cap, 'value' under-performed growth within the small-cap category. Also, a low exposure to the market's best performing sector, technology, and an above-average exposure to the consumer and service sectors acted like kryptonite in holding back the Fund's relative short-term performance. Nevertheless, PMF's risk-averse style produced an 18.7% return in 1995, quite reasonable on an absolute basis. WE ARE RATHER PROUD THAT PMF'S 20-YEAR AVERAGE ANNUAL RETURN OF 17.8% IS IN LINE WITH A GOAL ESTABLISHED BY THE FUND AND FIRST PUBLISHED IN THE 1976 ANNUAL REPORT, 'A WELL MANAGED FUND SHOULD PROVIDE, OVER THE LONG-TERM, AN AVERAGE RETURN OF APPROXIMATELY WHAT ONE WOULD HOPE FOR IN A WELL-MANAGED INDUSTRIAL COMPANY.'

THE RELEVANCE OF RELATIVE PERFORMANCE

   At some point in every modern bull market, generally at the later stages, the concept of relative performance becomes dominant in any [ART] discussion of investment results. As prospects of financial loss become distant memories, investors shift their focus from absolute gains to relative rewards. Investment strategies are changed, portfolio managers are replaced and solid results are ignored in the quest for better relative performance. The problem is . . . you can't eat relative performance! The whole concept dies quickly in a period of negative returns. When markets turn south, new car purchases are deferred and vacation plans are canceled, relative performance soon becomes irrelevant. While relative performance may make a great conversation topic at the cocktail party, it is positive absolute returns, compounded at reasonable rates, which put dinner on the table.

THE VALUE IN VALUE INVESTING

   A basic premise of value investing is that stocks, like other goods and services, should be purchased at the most attractive prices possible, preferably at a discount to their 'intrinsic worth.' The reality for most investors is just the opposite. In other words, investor comfort levels and, therefore, demand increase when prices rise, and diminish as prices decline. The higher a stock rises, the greater the perceived opportunity.

   Value investing, on the other hand, takes a contrary view to this highly emotional process. By systematically reducing risk when others ignore it and taking risk when it is feared, one can capitalize on valuation discrepancies (opportunities) which develop from time to time. The greatest risk that the value investor confronts is the loss of either patience or discipline when faced with the prospect of being out-of-sync with the market. THE VALUE IN 'VALUE INVESTING' IS TO PROVIDE A COHERENT SYSTEM FOR RATIONAL DECISION
MAKING . . . THE PURPOSE OF WHICH IS TO COMPOUND WEALTH WHILE MINIMIZING RISK. ITS BASIC PREMISE IS THAT THE PRICE ONE PAYS FOR AN INVESTMENT MAKES A SIGNIFICANT DIFFERENCE IN THE RETURN ONE RECEIVES.

WHAT WE DO

   [ART]        Pennsylvania Mutual Fund uses a risk-averse approach to invest in the securities of small-cap companies. Experience tells us that paying attention to risk does not diminish long-term results, although individual market phases may not necessarily confirm the assumption's validity.

   Our approach attempts to understand and value a company's 'private worth.' Private worth is what we believe the company would bring if the entire enterprise were sold in a private transaction to a rational buyer. The price we will pay for a security must be significantly under our appraisal of its private worth. The consistent use of this discipline, applied to less well-known securities, is the source of our performance.

NO OTHER PLACE WE WOULD RATHER BE

   While the Fund focuses on companies with market caps below $750 million, our weighted average and median market caps are actually much lower; $411 million and $216 million, respectively, at December 31, 1995. Although our orientation is small-cap stocks, the capitalization of our picking universe is by no means small. The small-cap segment is huge in numbers, with over 10,000 companies valued at more than $700 billion in total market capitalization. It is both robust and perpetuating; IPO's, spin-offs and reorganizations create hundreds of new prospects each year. The small-cap sector is rich in opportunity and easily accommodates our strategy given the size of the investable universe.

HOW IT WORKS

   Our approach to investing in individual small-cap companies has     [ART]
proven long-term benefits, but can be both unpredictable and frustrating in the near-term. We believe that the stock market in the short-term is a polling place, and in the long-term, a highly efficient weighing device. While our ultimate success will continue to be driven by the process of 'weighing the true value' of the small companies in which we have invested, the following provides a brief glimpse of some of last year's 'election results.'

IDEAS THAT WORKED

    [ART]         During calendar 1995, the usual but somewhat arbitrary
               measurement period of choice, each of these companies made meaningful positive contributions to our overall performance. More importantly, they represent specific examples of our discipline at work. Pennsylvania Mutual Fund's BEST PERFORMERS, as measured by dollar impact to the portfolio, were:

SECURITY                           % GAIN      $ GAIN
--------------------------------   ------    ----------
Penn Eng. & Manufact. Corp.         130%     $3,925,106
Comdisco, Inc                        47%     $2,759,847
Ag-Chem Equipment Co., Inc.         168%     $2,653,350
W.H. Brady Co.                       67%     $2,434,375
Claire's Stores, Inc.                47%     $2,302,271

   Comdisco and Claire's Stores were relatively large, high confidence investments we knew well and regarded as 'premier' companies in their respective industries. In both cases, we built our positions when business conditions were difficult and the investment community had voted negatively on future prospects.

   Penn Engineering and Manufacturing and Ag-Chem Equipment were successful investments for different reasons. Both of these companies have been long-term 'micro-cap' investments of the Fund's portfolio that finally caught the attention of others. Finally, in the case of W.H. Brady, a new management team, committed to enhancing corporate performance and shareholder value, began to produce eye-opening results.

GOOD IDEAS AT THE TIME

            Our greatest opportunities often occur when we identify good
  [ART] businesses which have fallen from favor due to some sort of short-term, but correctable, problem. Even the best small-cap companies are not immune to the flu. Usually, if their balance sheets are strong and they have a solid history of high internal returns, these companies will rebound. Although recoveries can take longer than we anticipate, we are generally rewarded for our persistence. Unfortunately, a few of our investments never recover. The five WORST PERFORMERS in 1995, as measured by dollar impact, were:

SECURITY                           % LOSS      $ LOSS
--------------------------------   ------    ----------

Charming Shoppes, Inc.               57%     $1,539,935
Delta Woodside Industries, Inc.      42%     $1,148,767
Anacomp Inc. Preferred               88%     $1,034,000
Quaker Chemical Corporation          28%     $1,027,761
Exar Corporation                     40%     $  881,983

   Of these five losers, Exar Corporation and Quaker Chemical appear to have good prospects for quick and full recoveries. In the case of Charming Shoppes and Delta Woodside, difficulties in retailing and apparel manufacturing have put these two companies in the intensive care ward. While we hope for some improvement in each case, it will take more patience and full recovery seems unlikely. The only hopeless position among our losers is Anacomp. As noted in our June 30, 1995 Report to Shareholders, we were aware of the risks of investing in high yield securities, particularly those of technology companies, but Anacomp was a mistake, hopefully not to be repeated any time soon. The best news of all -- our five worst performers combined had less than a 1% negative impact on the Fund's performance in 1995.

ANYTHING BUT TYPICAL

   What do you get when interest rates fall precipitously, inflation is low, demand for equities is strong and corporate earnings outpace analysts' estimates? Answer: the LAST FIVE YEARS (actually the last 5 1/4 years)! The last five years have been an exceptional period for equity investing, one in which all the 'right stuff' was in place. Consider the following:

  There has not been a correction of 10% or more for the S&P 500 or 15% or more for the Russell 2000 since October of 1990, the longest stretch ever for both indices.

  The last five years were an anomaly in that a full market cycle did not take place, but rather a trough (bottom) to peak (top) experience only.

  It was the best (in terms of return and duration) trough to peak period in the 17 year history of the Russell 2000.

  It was only the 8th time out of 49 quarterly trailing five year return periods that the Russell 2000 generated a 20%+ average annual return.

  Within this market cycle, short-term interest rates had one of their most significant declines -- three month T-bills went from 8.2% in September 1989 to 2.7% in September 1992.

  It was one of the least volatile periods on record, and especially so in the years 1993, 1994 and 1995.

   Very simply, the last five years was a period in which risk and reward were synonymous and one in which risk management provided virtually no benefit. It's highly likely that we have completed the best five year performance period for this decade.

CAUSE OR EFFECT

                     An interesting aspect of this five year rise in both stocks
    [ART] and bonds is the ever increasing participation of individual investors. Demand for liquid securities has grown to proportions that now cloud our understanding as to whether it is the cause or the effect of this bull market. While it seemed clear several years ago that repeated and uninterrupted gains in stocks and bonds would heighten mass appeal, few predicted the growing appetite we have today. Now, armed with demographic studies and a healthy dose of 20-20 hindsight, it is the consensus belief that our population has become a nation of savers and that demand for stocks will remain steady, if not grow. In fact, it is that very same demand which is believed to ensure future success and prevent any major reversal in market fortunes.

   We are a bit uncomfortable with this widely held assumption of continuous prosperity. Just as rising markets initially created greater demand for equities, corrections could dampen enthusiasm. We think there may be limits as to how long individuals will forgo consumption in pursuit of savings. Furthermore, we know there are alternative investments, like real estate or natural resources, at times more attractive, for individuals to pursue. Finally, we are certain, particularly in a global economy, that an ample supply of securities can be created to meet and even exceed investors' demands. The suggestion that continued success is nearly guaranteed by demand is a scary proposition. WE REMAIN MOST ASTONISHED, NOT WITH THE MAGNITUDE OF INVESTOR APPETITE FOR STOCKS, BUT THE NEARLY UNIVERSAL ASSUMPTION OF ITS PERMANENCE. THE REAL WORLD IS CYCLICAL AND SO ARE ITS MARKETS.

A NEW ERA ?

   As the bull market enters its sixth year       [ART]
uninterrupted by normal corrections, we find ourselves asking (and more to the point, others asking us) is this a new era in investing? Have changes in national demographics and attitudes and, therefore, investing patterns evolved to the point where traditional assumptions are obsolete? By sticking to our own time tested and cycle proven discipline, have we become the 'Clark Kent' of the investment world, permanently nerdy within the new order?

   We believe fundamental economic principles and human nature remain unchanged in the '90s. Our national economy has not entered a new era of accelerated growth. In fact, we would argue the opposite. American corporations, despite restructuring and down-sizing, are not measurably more profitable if cumulative retained earnings are any gauge. We still believe that individual investors are motivated by fear and greed. In the current environment, greed has driven fear from the investment dictionary.

   Before long, we expect some normal balance in people's spending habits to resume. Appetites for mutual fund investing may moderate in favor of consumption or debt repayments. Weak sectors of our economy like apparel retailing and infrastructure construction will recover. Basic commodity prices could rise and equities would once again represent long-term interests in business, as opposed to trading vehicles. Absolute return goals, previously forgotten, will regain the spotlight.

THE NEXT FIVE YEARS WILL BE DIFFERENT

   'It is not the going out of port, but the coming in, that determines the success of a journey.' Henry Ward Beecher

   It's not likely that the next five years will rival the previous five in terms of 'ideal wind conditions' or 'spectacular performance.' History tells us that periods of high valuation and high return are usually followed by periods of lower, less dynamic returns. Historical performance returns are built with periods of over-performance and periods of under-performance and, over the long-term, small-cap stocks have averaged approximately 12.5% per annum, not the 20% provided by the last five years. (1926 - 1995; source: Ibbotson and Associates). We see no reason why performance should not revert to the mean and, thus, a period of lower five year returns is likely.

   The primary driver behind the most recent rally (and almost 15 years of a strong market) has been interest rates. Although short-term rates remain at the lower end of their trading range, it's the change in interest rates and not the absolute level, which drives price earnings multiples and stock prices. The magnitude of the decline in interest rates is virtually not repeatable. Consequently, a further decline in interest rates will not have the same favorable impact on stock prices, no matter how bullish one is on rates.

            IMPACT OF INTEREST RATES ON STOCK MARKET PERFORMANCE

                                [PERFORMANCE GRAPH]

    LONG-TERM GOVERNMENT BOND YIELDS AND DOW JONES INDUSTRIAL AVERAGE


   The last five years were also unique in that never in our nation's history have so many traditional bank savers become stock market investors. The primary reason for the massive level of CD conversions has been the high returns afforded stock market investors compared to the declining returns available in traditional bank products. A strong contributing factor has been the stock market's lack of volatility. Volatility has been so low that new investors have been lulled by the apparent 'safety' of equity investing. Volatility, which has always been a part of the investment equation, is likely to resurface and resume a more normal course as background conditions change.

TIME FOR CHANGE . . . WE THINK NOT

   We have been discussing what has happened. Now it's time to      [ART]
talk about what has not happened.

   First, we have not changed our investment time horizon even though it seems the rest of the world has. We view companies and investment performance with the same long-term horizon because attractive valuations and returns, like the planting and harvesting seasons, are never one and the same. Although our risk-averse approach has worked against us in the most recent performance period, it has provided very decent returns in the context of history.

   Second, we have not changed our underlying investment premise, that a disciplined approach to investing in high quality, small-cap companies using absolute valuation standards can provide attractive long-term returns. Experience tells us that failure to 'stay the course' results in failure.

   Third, the natural laws of gravity and market cycles have not been rescinded.

   And finally, our confidence in the outcome of our approach has not changed. We expect our approach to small-cap investing, developed over the last twenty years, to have both an absolute and relative pay-off as it has in the past. Your continued confidence is appreciated.

   Yours faithfully,

     Charles M. Royce          Jack E. Fockler, Jr.
     Charles M. Royce           W. Whitney George
      President                  Vice Presidents

February 15, 1996

   ------------------

   NOTE: S&P 500 and Russell 2000 are unmanaged indices and include the reinvestment of dividends.

                                FINANCIAL REVIEW

          ANNUAL RETURNS
----------------------------------
1995.....................    18.7%
1994.....................    (0.7%)
1993.....................    11.3%
1992.....................    16.2%
1991.....................    31.8%
1990.....................   (11.5%)
1989.....................    16.7%
1988.....................    24.6%
1987.....................     1.4%
1986.....................    11.2%
1985.....................    26.8%
1984.....................     3.1%
1983.....................    40.5%
1982.....................    33.5%
1981.....................     0.7%
1980.....................    25.7%
1979.....................    35.5%
1978.....................    16.6%
1977.....................    23.8%
1976.....................    49.0%

  AVERAGE ANNUAL TOTAL RETURNS
---------------------------------
        (AS OF 12/31/95)
20-year..................    17.8%
15-year..................    14.1%
10-year..................    11.3%
5-year...................    15.0%

POSITIVE RETURNS IN 19 OF THE LAST
21 CALENDAR YEARS (1975 - 1995).

                        TWENTY YEARS OF BUILDING WEALTH
                     VALUE OF $10,000 INVESTED ON 12/31/75

                              [PERFORMANCE GRAPH]

     The total returns and risk measurements presented in this report should not be considered representative of total return or risk of an investment in the Fund today. They are provided only to give an historical perspective of the Fund. Total return and principal value of Fund shares will fluctuate, so that shares may be worth more or less than their original cost when redeemed.

                          RISK AND VOLATILITY ANALYSIS

     To focus solely on the return component of the investment equation is the equivalent of evaluating one's time (return) in a road race without knowing anything about the course (risk). For example, was the course hilly or flat, did weather hinder or help performance, were thousands participating or merely a handful? By knowing the answers to these and related matters, you then can properly evaluate the quality of the performance. The same is true in the investment world. Although PMF has had one of the lowest risk profiles among small-cap funds, that in and of itself is not particularly helpful. Somehow, one must link the concepts of risk and return together because one without the other may be incomplete.

     Fund risk (volatility) versus relevant indices and peers can be evaluated by using the generally accepted measures of standard deviation and beta, as well as the Morningstar Risk Ratio.

                                                 STANDARD                       WORST TWO MONTHS     MORNINGSTAR
                                                DEVIATION*         BETA*         PERFORMANCE(#)      RISK RATIO*
                                                -----------     -----------     ----------------     -----------

PENNSYLVANIA MUTUAL FUND                            6.48            0.61                - 7.7%           0.61

  Indices
-----------
S&P 500                                             7.96            1.00                - 7.9            0.69`D'
Russell 2000                                        8.98            0.89               - 11.1            0.89`D'

  Peer Group**
------------
Group Average                                      10.25            0.85               - 10.3            0.95

   OVER THE PAST THREE YEARS, PMF HAD LOWER VOLATILITY THAN THE ABOVE MARKET
             INDICES AND WAS AMONG THE LOWEST IN ITS PEER GROUP.

     STANDARD DEVIATION is a statistical measure of fund volatility over time. The lower the standard deviation, the less volatile and more consistent a fund's historical monthly returns. BETA measures a fund's sensitivity to market movements. The beta of the S&P 500 index, chosen to represent the market, is
1.00. A fund with a 1.10 beta is expected to perform 10% better in up markets and 10% worse in down markets. MORNINGSTAR RISK RATIO is a proprietary measurement of a fund's downside volatility relative to other funds in its investment category. The average score for the 3 years ended December 31, 1995 for all equity funds was 1.00. These measures of risk are historical, may change monthly, and are not necessarily predictive of future volatility.

 * Source: Morningstar Mutual Funds. Data reported for the 3-year period ended December 31, 1995. The indices listed above are unmanaged.

 `D' Note: Vanguard Index Trust 500 and Small Cap Stock Portfolios are used as proxies for measuring the Morningstar Risk Ratio of the S&P 500 and Russell 2000.

** In constructing our peer group, we used the following method. We isolated all small company mutual funds as identified by Morningstar. We began this process by first screening the domestic equity mutual fund universe (1,931 funds) for funds with a small company investment style. Of the 368 funds with a small company investment style, only 294 fell within the small company style box, which Morningstar has categorized as funds with median market capitalizations below $1 billion. In other words, we only included funds whose actual investment practice matched their investment style. We further narrowed the universe by identifying funds which were in existence at the last general market peak (6/30/90) so, at a minimum, at least one full market cycle of comparison would be available. And finally, of the 73 funds which passed these screens, only 20 funds (managed by other investment advisers) had $100 million in assets or greater at the last general market peak. We believe that these 20 funds constitute a relevant peer group. This group's $12 billion in assets represents approximately 16% of all small-cap category assets.

 # Average of the two worst monthly performances since the last small-cap market peak (9/30/89).

                            RETURN PER UNIT OF RISK
     The Return Per Unit of Risk calculation shows the relationship between a fund's historical return and the amount of risk associated with the production of that total return. It is calculated by dividing a fund's average annual total return by its average annualized standard deviation over a designated period. PMF's return per unit of risk calculations versus relevant indices and peers over the past three general market cycles are depicted below.

                              [PERFORMANCE GRAPH]

     Market peaks and troughs were derived by taking the daily S&P 500 cycle highs and lows, defined as a change of 10% or greater from the previous peak or trough, and rounding to the nearest quarter. (Viz. peaks: 11/26/80; 8/25/87; 7/16/90; troughs: 8/12/82; 12/4/87; 10/11/90.)

                            RETURN PER UNIT OF RISK
                           (PEAK TO PEAK COMPARISON)

                                                       1ST PEAK       2ND PEAK       3RD PEAK       1ST PEAK
                                                     TO 2ND PEAK    TO 3RD PEAK     TO CURRENT     TO CURRENT
                                                      12/31/80-       9/30/87-       6/30/90-      12/31/80-
                                                       9/30/87        6/30/90        12/31/95       12/31/95
                                                     ------------   ------------   ------------   ------------
PENNSYLVANIA MUTUAL FUND                                 1.34           0.55           1.03           1.06
Indices
--------
  S&P 500                                                1.28           0.39           1.22           1.01
  Russell 2000                                           0.91           0.07           0.90           0.69
Peer Group*
-----------
  Group Average                                          0.92           0.28           0.93           0.76
     (# of Funds)                                        (9)            (19)           (20)           (9)
  PMF Rank                                            1 out of 9    3 out of 19    7 out of 20     1 out of 9

PMF'S RISK ADJUSTED RETURNS HAVE BEEN CONSISTENTLY AMONG THE HIGHEST IN ITS PEER
                                     GROUP.

* See page 9 for a discussion of how the peer group was constructed. The number of peer group funds in existence during each cycle is shown above.

                        PENNSYLVANIA MUTUAL FUND ('PMF')

                            PORTFOLIO OR PORTFOLIOS?

     Pennsylvania Mutual Fund has always represented a multi-dimensional value approach to investing in small-cap companies. And while PMF remains true to its historical approach, two core portfolios have evolved. These core portfolios, 'premier' and 'micro-cap,' can be differentiated by capitalization and concentration considerations.

     Both core portfolios have emerged in response to the changing nature of the small-cap universe as the number of small company funds and their respective assets have increased tenfold in the last ten years. In the upper end of the small-cap range, $300 million to $1 billion in market capitalization, PMF has developed a focused strategy which emphasizes companies with superior financial characteristics and/or unusually attractive business prospects, companies we classify as 'premier.' We believe that holding slightly higher concentrations of these securities are appropriate to offset the increasing market efficiencies found in the upper range of the small-cap sector.

     The second core portfolio, the sector known as 'micro-cap,' is at the other end of the capitalization range (below $300 million). Micro-cap companies are the antithesis of what most professional investors look for, in that they are not well known, are not well researched and their securities are not easy to buy and sell, precisely the conditions that we believe breed good investment opportunities. In our view, the micro-cap sector presents today the same opportunities that small-cap did 20 years ago.

CORE PORTFOLIOS                       [PIE CHART]

     Within each of the core portfolios are a variety of tactical strategies, two of which involve 'equity income' and 'low-priced' securities. Both are long standing strategies and have central roles in PMF. Equity income focuses on above average dividend paying companies, a sector not generally associated with small-cap investing. Low-priced, on the other hand, invests in an area that is often associated with small-cap investing, stocks trading below $15 per share. Both portfolio segments remain virtually undiscovered by most professional small-cap investors.

CORE                                                and tactical strategies, the
AND                        [PIE CHART]              total would exceed 100% as
TACTICAL                                            many issues meet several
PORTFOLIOS                                          criteria.

     We believe that PMF's two tier strategy, combining core and tactical portfolios, is an effective, all weather approach to capturing the opportunities within the small-cap sector.

                               PORTFOLIO SUMMARY

The following information is provided as a 'bird's eye' view of the PMF portfolio. For a more complete picture, the full portfolio and accompanying financial statements should be read in their entirety.

                                                  % OF COMMON
PORTFOLIO COMPOSITION                               STOCKS            VALUE         % OF NET ASSETS
---------------------------------------------------------------------------------------------------
Top 200 Stocks                                        88.2%       $ 524,961,079           83.3%
Other Stocks                                          11.8           70,311,502           11.2
                                                  -----------    ---------------       -------
Common Stocks                                        100.0%         595,272,581           94.5
                                                  -----------
                                                  -----------
Preferred Stocks                                                        591,300            0.1
Cash & Other Net Assets                                              34,254,730            5.4
                                                                 ---------------       -------
Total Net Assets                                                  $ 630,118,611          100.0%
                                                                 ---------------       -------
                                                                 ---------------       -------
PORTFOLIO DIAGNOSTICS (unaudited)
---------------------------------------------------------------------------------------------------
Weighted Average Market Capitalization (Total Portfolio)                   $411  illio
Median Market Capitalization (Total Portfolio)                             $216  illio
Weighted Average P/E Ratio (200 Largest Positions)                         14.5x
Weighted Average P/B Ratio (200 Largest Positions)                          1.6x
Weighted Average Portfolio Yield (200 Largest Positions)                    1.9%


COMMON STOCK SECTORS                                             % OF NET ASSETS
---------------------------------------------------------------------------------------------------
Industrial Cyclicals                                                       25.6%
Financial                                                                  23.4
Services                                                                   16.4
Consumer Durables                                                           9.4
Retail                                                                      6.6
Consumer Staples                                                            4.5
Energy                                                                      4.0
Technology                                                                  3.3
Health                                                                      1.1
Utilities                                                                   0.2

TOP TWENTY POSITIONS                                                       VALUE    % OF NET ASSETS
---------------------------------------------------------------------------------------------------
   1  Comdisco, Inc.                                                 $7,805,783            1.2%
   2  Alleghany Corporation                                           7,691,112            1.2
   3  Penn Engineering and Manufacturing Corp.                        6,882,150            1.1
   4  Farmer Bros. Co.                                                6,470,100            1.0
   5  Camco International Inc.                                        6,350,400            1.0
   6  The Pioneer Group, Inc.                                         6,297,475            1.0
   7  Orion Capital Corporation                                       5,938,298            0.9
   8  Fab Industries, Inc.                                            5,464,395            0.9
   9  Kimball International, Inc. Cl. B                               5,378,250            0.9
  10  ALLIED Group, Inc.                                              5,353,200            0.8
  11  Baldwin & Lyons, Inc. Cl. B                                     5,315,018            0.8
  12  Wesco Financial Corporation                                     5,259,800            0.8
  13  The Standard Register Company                                   5,258,864            0.8
  14  Marshall Industries                                             5,191,400            0.8
  15  W.H. Brady Co. Cl. A                                            5,167,800            0.8
  16  Mine Safety Appliances Company                                  4,896,000            0.8
  17  W.R. Berkley Corp.                                              4,887,219            0.8
  18  Stanhome Inc.                                                   4,837,663            0.8
  19  NCH Corporation                                                 4,758,600            0.8
  20  Florida Rock Industries, Inc.                                   4,747,275            0.8

PENNSYLVANIA
MUTUAL FUND
FINANCIAL STATEMENTS

PENNSYLVANIA MUTUAL FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------
COMMON STOCKS - 94.5%

                                            Value
  Shares                                   (Note 1)
--------                                  ---------
CONSUMER DURABLES - 9.4%
     58,011   Allen Organ Company Cl.
                B....................... $  2,443,678
    104,002   *Athey Products Corp......      448,509
     39,100   *Baldwin Piano & Organ
                Company.................      488,750
     49,375   Bassett Furniture
                Industries,
                Incorporated............    1,147,969
     75,002   *Bell Industries, Inc.....    1,687,545
    210,848   Delta Woodside Industries,
                Inc.....................    1,396,868
    138,900   *Ethan Allen Interiors
                Inc.....................    2,830,088
    182,600   Flexsteel Industries,
                Inc.....................    1,871,650
      9,900   Forest City Enterprises,
                Inc. Cl. A..............      320,513
     63,300   Garan Incorporated........    1,068,188
     21,800   Haggar Corp. .............      392,400
    135,300   *Johnson Worldwide
                Associates, Inc. Cl.
                A.......................    3,044,250
    265,200   Juno Lighting, Inc. ......    4,243,200
    119,100   K-Swiss Inc. Cl. A........    1,295,213
     71,000   La-Z-Boy Chair Company....    2,192,125
    115,400   *Lazare Kaplan
                International, Inc. ....      915,988
    186,450   **Liberty Homes, Inc. Cl.
                A.......................    2,260,706
    194,579   *Lifetime Hoan
                Corporation.............    1,799,856
     16,100   Matthews International
                Corporation Cl. A.......      313,950
     85,150   National Presto
                Industries, Inc. .......    3,384,713
     61,000   Reebok International
                Ltd. ...................    1,723,250
    195,200   The Rival Company.........    4,318,800
     43,000   *River Oaks Furniture.....      268,750
    101,600   Russ Berrie and Company,
                Inc. ...................    1,282,700
     25,300   The Singer Company
                N.V. ...................      705,238
    143,500   Skyline Corporation.......    2,977,625
    245,500   The Stride Rite
                Corporation.............    1,841,250
    124,000   Sturm, Ruger & Company,
                Inc. ...................    3,394,500
    127,400   Thomaston Mills, Inc. Cl.
                A.......................    1,608,425
    176,100   Thor Industries, Inc. ....    3,411,938
     32,900   Tiffany & Co. ............    1,657,338
                                            Value
  Shares                                   (Note 1)
---------                                -----------
    207,100   *The Topps Company,
                Inc. ................... $  1,061,388
     38,500   Weyco Group, Inc. ........    1,511,125
                                         ------------
                                           59,308,486
                                         ------------
CONSUMER STAPLES - 4.5%
    131,988   Alico, Inc. ..............    3,464,685
     92,497   Block Drug Company, Inc.
                Cl. A...................    3,214,298
     47,400   Farmer Bros. Co. .........    6,470,100
      5,300   *Fuqua Enterprises,
                Inc. ...................       98,713
    251,800   Midwest Grain Products,
                Inc. ...................    3,525,200
     91,300   Savannah Foods &
                Industries, Inc. .......    1,038,538
    166,100   Stanhome Inc. ............    4,837,663
     63,600   Velcro Industries N.V. ...    3,895,500
    107,900   WLR Foods, Inc. ..........    1,780,350
                                         ------------
                                           28,325,047
                                         ------------
ENERGY - 4.0%
    149,300   *American Oilfield Divers,
                Inc. ...................    1,063,763
     40,270   *Barrett Resources........    1,182,931
     20,100   *Belden & Blake
                Corporation.............      351,750
     34,500   *Tom Brown, Inc. .........      504,563
    226,800   Camco International
                Inc. ...................    6,350,400
      5,172   The Coal Creek Mining and
                Manufacturing Company...      496,512
     53,600   Devon Energy
                Corporation.............    1,366,800
     78,050   *Equity Oil Company.......      458,544
     36,900   *Gulfmark International
                Inc. ...................      913,275
     94,044   Lufkin Industries,
                Inc. ...................    2,127,746
    112,740   *Nabors Industries,
                Inc. ...................    1,254,233
    132,000   *Oceaneering
                International, Inc. ....    1,699,500
    101,343   Penn Virginia
                Corporation.............    3,268,312
     77,600   *Pool Energy Services
                Co. ....................      737,200
    103,280   *Santa Fe Energy
                Resources, Inc. ........      994,070
     12,200   *Tide West Oil Company....      163,175
     67,800   Western Gas Resources,
                Inc. ...................    1,093,275

    The accompanying notes are an integral part of the financial statements.

PENNSYLVANIA MUTUAL FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995 (continued)
--------------------------------------------------------------------------------

                                            Value
  Shares                                   (Note 1)
---------                                ----------
ENERGY - (continued)
     76,500   The Wiser Oil Company..... $    918,000
                                         ------------
                                           24,944,049
                                         ------------
FINANCIAL - 23.4%
     38,844   Alleghany Corporation.....    7,691,112
    148,700   ALLIED Group, Inc. .......    5,353,200
    111,750   Argonaut Group, Inc. .....    3,631,875
     72,569   *Avatar Holdings Inc. ....    2,539,915
     75,300   AVEMCO Corporation........    1,204,800
     26,020   Baker Boyer Bancorp.......      832,640
    327,078   Baldwin & Lyons, Inc. Cl.
                B.......................    5,315,018
     90,925   W. R. Berkley Corp. ......    4,887,219
    140,000   E.W. Blanch Holdings,
                Inc. ...................    3,272,500
     30,000   The Boston Bancorp........    1,207,500
     19,200   CMAC Investment
                Corporation.............      844,800
    345,007   Comdisco, Inc. ...........    7,805,783
     47,542   The Commerce Group,
                Inc. ...................      980,554
     48,363   Community Banks, Inc. ....    1,317,892
     59,800   Consolidated-Tomoka Land
                Co. ....................    1,016,600
     54,150   Cousins Properties
                Incorporated............    1,096,538
     44,650   Dauphin Deposit Corp. ....    1,283,688
     87,100   Phoenix Duff & Phelps
                Corporation.............      598,813
     53,000   Eaton Vance Corp. ........    1,497,250
     13,200   Equitable of Iowa
                Companies...............      424,050
      5,536   Exchange Bank.............      373,680
     13,800   F & M Bancorporation......      524,400
      1,842   Farmers & Merchants Bank
                of Long Beach...........    3,398,490
     54,800   The First American
                Financial Corporation...    1,465,900
        715   The First National Bank of
                Anchorage...............    1,093,950
    118,000   Fremont General
                Corporation.............    4,336,500
     93,800   Arthur J. Gallagher &
                Co. ....................    3,494,050
    143,200   *Gryphon Holdings Inc. ...    2,756,600
    149,100   Guaranty National
                Corporation.............    2,292,413
    114,562   *Hanmi Bank...............      945,137
                                            Value
  Shares                                   (Note 1)
---------                                -----------
     20,977   Harleysville Group,
                Inc. ................... $    679,130
    143,725   Hilb, Rogal & Hamilton
                Company.................    1,922,322
     56,700   Intercargo Corporation....      567,000
     14,834   *Investors Financial
                Services Corp. .........      307,806
      2,851   *Investors Financial
                Services Cl. A..........       59,167
     64,800   The John Nuveen Company...    1,603,800
     69,412   Keystone Heritage Group,
                Inc. ...................    2,117,066
     87,472   Leucadia National
                Corporation.............    2,186,800
     49,443   *MAIC Holdings, Inc. .....    1,681,062
        404   MidCity Financial Corp. ..    1,010,000
     48,200   NYMAGIC, INC. ............      819,400
     32,171   National Bancorp of
                Alaska, Inc. ...........    2,091,115
     25,700   *The Navigators Group,
                Inc. ...................      452,963
     49,700   New England Investment
                Companies, L.P. ........    1,049,913
    180,500   The Newhall Land and
                Farming Company.........    3,068,500
    136,906   Orion Capital
                Corporation.............    5,938,298
     40,075   Paine Webber Group
                Inc. ...................      801,500
     55,000   PartnerRe Holdings Ltd. ..    1,512,500
    136,900   Pennsylvania Manufacturers
                Corporation.............    2,498,425
    231,100   The Pioneer Group, Inc. ..    6,297,475
    148,200   Piper Jaffray Companies
                Inc. ...................    2,037,750
     21,700   Poe & Brown, Inc. ........      539,788
     46,661   Portsmouth Bank Shares,
                Inc. ...................      717,413
     18,100   T. Rowe Price Associates,
                Inc. ...................      891,425
    120,725   RLI Corp. ................    3,018,125
     19,591   *Reliance Group Holdings,
                Inc. ...................       39,182
     17,400   SEI Corporation...........      378,450
     92,000   Security-Connecticut Life
                Insurance Company.......    2,495,500

    The accompanying notes are an integral part of the financial statements.

PENNSYLVANIA MUTUAL FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995 (continued)
--------------------------------------------------------------------------------

                                            Value
  Shares                                   (Note 1)
---------                                -----------
FINANCIAL - (continued)
     68,400   Student Loan Corporation.. $  2,325,600
     95,639   *Sunrise Bancorp..........      239,098
     44,500   Susquehanna Bancshares,
                Inc. ...................    1,179,250
     38,700   Transatlantic Holdings,
                Inc. ...................    2,839,613
     68,200   Transnational Re
                Corporation Cl. A.......    1,670,900
     65,300   `D'Trenwick Group Inc. ...    3,673,125
     27,257   TriCo Bancshares..........      436,112
     31,400   U. S. Trust Corp. ........    1,562,150
     19,650   Vornado Realty Trust......      736,875
     50,630   Webster Financial
                Corporation.............    1,493,585
     28,900   Wesco Financial
                Corporation.............    5,259,800
    220,600   `D'`D'Willis Corroon Group
                plc.....................    2,564,475
     75,500   Zenith National Insurance
                Corp. ..................    1,613,813
     58,300   Zurich Reinsurance Centre,
                Inc. ...................    1,770,863
                                         ------------
                                          147,630,001
                                         ------------
HEALTH - 1.1%
     32,000   C. R. Bard, Inc. .........    1,032,000
     40,100   Diagnostic Products
                Corporation.............    1,518,788
     75,200   *HAEMONETICS
                CORPORATION.............    1,334,800
    107,500   Life Technologies,
                Inc. ...................    2,929,375
     10,891   Medex, Inc. ..............      122,524
                                         ------------
                                            6,937,487
                                         ------------
INDUSTRIAL CYCLICALS - 25.6%
     64,134   Aceto Corporation.........    1,026,150
    159,600   Ag-Chem Equipment Co.,
                Inc. ...................    4,309,200
     71,400   American Filtrona
                Corporation.............    2,463,300
     55,500   Ameron, Inc. .............    2,088,188
     15,509   Ash Grove Cement
                Company.................    1,783,535
     54,900   Ashland Coal, Inc. .......    1,173,488
    124,800   Guy F. Atkinson Company of
                California..............    1,248,000
     73,725   BHA Group, Inc. Cl. A.....      976,856
      1,800   BW/IP, Inc. Cl. A.........       29,700
                                            Value
  Shares                                   (Note 1)
---------                                ----------
     57,900   *Banister Foundation
                Inc. ................... $    354,638
    106,500   *Bird Corp. ..............      492,563
     81,300   Blessings Corporation.....      843,488
    191,400   W. H. Brady Co. Cl. A.....    5,167,800
     17,600   Brenco, Incorporated......      180,400
     37,506   Burnham Corporation Cl.
                A.......................      918,897
    204,600   CalMat Co. ...............    3,733,950
    126,000   Cascade Corp. ............    1,764,000
      1,874   Central Steel & Wire
                Company.................    1,100,038
     14,300   Chicago Rivet & Machine
                Co. ....................      414,700
     75,250   CLARCOR Inc. .............    1,533,219
      6,930   ConBraCo Industries,
                Inc. ...................    3,811,500
     27,000   Core Industries Inc. .....      347,625
     78,800   Curtiss-Wright
                Corporation.............    4,235,500
     23,600   *Detrex Corporation.......      123,900
    137,500   *Devcon International
                Corp. ..................    1,100,000
     85,000   *DeVlieg-Bullard, Inc. ...      191,250
     63,600   Donaldson Company,
                Inc. ...................    1,597,950
     17,600   Eastern Co. ..............      215,600
    171,432   Fab Industries, Inc. .....    5,464,395
     96,700   Fansteel Inc. ............      664,813
     73,433   Federal Signal
                Corporation.............    1,900,079
    162,300   Florida Rock Industries,
                Inc. ...................    4,747,275
     52,700   *Fruit of The Loom, Inc.
                Cl. A...................    1,284,563
     23,900   Giddings & Lewis, Inc. ...      394,350
    130,487   Gilbert Associates, Inc.
                Cl. A...................    1,631,088
    155,000   P. H. Glatfelter Company..    2,654,375
     85,812   Gorman-Rupp Company.......    1,330,086
     10,375   Guardsman Products,
                Inc. ...................      138,766
     89,125   Guilford Mills, Inc. .....    1,815,922
     59,400   *C. H. Heist Corp. .......      415,800
     35,400   Hunt Manufacturing Co. ...      615,075
    146,800   *Insituform Technologies,
                Inc. ...................    1,706,550

    The accompanying notes are an integral part of the financial statements.

PENNSYLVANIA MUTUAL FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995 (continued)
--------------------------------------------------------------------------------

                                            Value
  Shares                                   (Note 1)
---------                                 ---------
INDUSTRIAL CYCLICALS - (continued)
    129,500   International Aluminum
                Corporation............. $  3,723,125
     53,300   Kaydon Corporation........    1,618,988
    213,000   Kimball International,
                Inc. Cl. B..............    5,378,250
     23,300   Knape & Vogt Manufacturing
                Company.................      404,838
     22,800   *Laclede Steel Company....      171,000
     27,550   Lancer Corporation........      385,700
     94,920   Lawter International,
                Inc. ...................    1,103,445
    135,960   LeaRonal, Inc. ...........    3,127,080
    285,012   Lilly Industries, Inc. Cl.
                A.......................    3,633,903
     31,690   The Lincoln Electric
                Company.................      792,250
     98,190   The Lincoln Electric
                Company Cl. A...........    2,356,560
     53,450   Lindberg Corporation......      360,788
     41,200   Liqui-Box Corporation.....    1,220,550
     13,406   MacDermid, Incorporated...      797,657
    102,000   Mine Safety Appliances
                Company.................    4,896,000
     96,100   Minuteman International,
                Inc. ...................      888,925
     58,300   The Monarch Machine Tool
                Company.................      728,750
     32,900   Paul Mueller Company......    1,126,825
    133,620   Myers Industries, Inc. ...    2,188,028
     82,400   NCH Corporation...........    4,758,600
     34,200   Nordson Corporation.......    1,923,750
     59,050   Oil-Dri Corporation of
                America.................      922,656
    125,500   Oregon Steel Mills,
                Inc. ...................    1,757,000
    140,800   Oshkosh Truck Corporation
                Cl. B...................    2,147,200
     70,950   Penn Engineering and
                Manufacturing Corp. ....    6,882,150
     93,900   *Perini Corporation.......      774,675
     94,900   Precision Castparts
                Corp. ..................    3,772,275
     81,193   Preformed Line Products
                Company.................    2,841,755
     51,800   *Proler International
                Corp. ..................      388,500
    122,000   Puerto Rican Cement
                Company, Inc. ..........    4,041,250
                                            Value
  Shares                                   (Note 1)
----------                               ----------
    195,764   Quaker Chemical
                Corporation............. $  2,642,814
      6,100   Regal-Beloit Corporation..      132,675
     97,310   Robroy Industries, Inc.
                Cl. A...................    1,435,323
    135,300   *Rollins Environmental
                Services, Inc. .........      388,988
     43,700   St. Joe Paper Company.....    2,403,500
     79,500   *Shiloh Industries,
                Inc. ...................      988,781
     83,700   *Simpson Manufacturing
                Co., Inc. ..............    1,129,950
     23,700   *Steel of West Virginia,
                Inc. ...................      219,225
     71,600   Tab Products Co. .........      465,400
     12,650   Tecumseh Products
                Company.................      660,963
     73,700   Tecumseh Products Company
                Cl. A...................    3,813,975
     88,400   *Todd Shipyards
                Corporation.............      519,350
    105,500   Treadco, Inc. ............      606,625
     69,300   *The Turner Corporation...      580,388
    150,900   *UNC, Inc. ...............      905,400
    183,200   *Vallen Corporation.......    3,595,300
     90,532   Versa Technologies,
                Inc. ...................    1,380,613
     53,500   Watts Industries, Inc. Cl.
                A.......................    1,243,875
     46,318   Woodward Governor
                Company.................    3,404,373
     98,400   Zero Corporation..........    1,746,600
                                         ------------
                                          161,365,163
                                         ------------
RETAIL - 6.6%
     85,000   Blair Corporation.........    2,688,125
      3,800   *The Buckle, Inc. ........       67,450
    129,100   *CATHERINES STORES
                CORPORATION.............    1,065,075
    469,400   *Charming Shoppes, Inc. ..    1,349,525
    249,100   Claire's Stores, Inc. ....    4,390,388
    277,650   *The Clothestime, Inc. ...      173,531
     36,900   *Crown Books
                Corporation.............      452,025
     28,100   Dart Group Corporation Cl.
                A.......................    2,627,350
    382,700   *The Dress Barn, Inc. ....    3,779,163
    257,800   Family Dollar Stores,
                Inc. ...................    3,544,750
     37,800   `D'InterTAN Inc. .........      274,050
     10,800   *LANDS' END, INC. ........      147,150

    The accompanying notes are an integral part of the financial statements.

PENNSYLVANIA MUTUAL FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995 (continued)
--------------------------------------------------------------------------------

                                            Value
  Shares                                   (Note 1)
---------                                -----------
RETAIL - (continued)
    102,200   *Mikasa, Inc. ............ $  1,379,700
    115,250   Nash Finch Company........    2,103,313
    106,000   The Neiman Marcus Group,
                Inc. ...................    2,491,000
     57,700   *Old America Stores,
                Inc. ...................      468,813
     84,000   Oshkosh B'Gosh, Inc. Cl.
                A.......................    1,470,000
    345,030   Pier 1 Imports, Inc. .....    3,924,716
    116,156   Rykoff-Sexton, Inc. ......    2,032,730
     71,300   *Stein Mart, Inc. ........      784,300
    114,205   Strawbridge & Clothier Cl.
                A.......................    2,740,920
    396,677   *TBC Corporation..........    3,421,339
                                         ------------
                                           41,375,413
                                         ------------
SERVICES - 16.4%
    135,700   ABM Industries
                Incorporated............    3,765,675
    176,200   Air Express International
                Corporation.............    4,052,600
     37,000   AMRESCO Holdings, Inc. ...      471,750
    222,400   Arnold Industries,
                Inc. ...................    3,864,200
    106,700   Atlantic Southeast
                Airlines, Inc. .........    2,294,050
    102,300   Bowl America Incorporated
                (Class A)...............      780,038
    180,600   Bowne & Co., Inc. ........    3,612,000
     21,400   CPI Corp. ................      342,400
     30,900   *Jenny Craig, Inc. .......      305,138
    175,550   Crawford & Company Cl.
                A.......................    2,808,800
     91,900   Crawford & Company Cl.
                B.......................    1,493,375
    164,700   Dames & Moore.............    1,996,988
      5,833   DUFF & PHELPS CREDIT
                RATING CO. .............       83,849
     26,900   *Duplex Products, Inc. ...      218,563
     48,700   Ennis Business Forms,
                Inc. ...................      596,575
     60,000   Expeditors International
                of Washington, Inc. ....    1,567,500
     85,900   *FRP Properties, Inc. ....    1,760,950
    127,000   *FCA International
                Ltd. ...................      288,670
      4,768   Fisher Companies Inc. ....      357,600
     50,000   FlightSafety
                International, Inc. ....    2,512,500
                                            Value
  Shares                                   (Note 1)
----------                                ---------
     46,600   Florida East Coast
                Industries, Inc. ....... $  3,180,450
    237,421   Frozen Food Express
                Industries, Inc. .......    2,077,434
     46,567   G & K Services, Inc. Cl.
                A.......................    1,187,459
     21,297   Grey Advertising Inc. ....    4,259,400
    182,537   The Harper Group..........    3,240,032
     64,800   *Hornbeck Offshore
                Services, Inc. .........    1,271,700
     36,200   *IHOP Corp. ..............      941,200
     67,700   *International Dairy
                Queen, Inc. Cl. A.......    1,540,175
     83,600   *International Dairy
                Queen, Inc. Cl. B.......    1,995,950
     55,800   Kenan Transport Company...    1,199,700
      8,171   *Lady Baltimore Foods,
                Inc. ...................      482,089
    101,400   Lawson Products, Inc. ....    2,484,300
     80,250   The Marcus Corporation....    2,196,844
    161,600   *Marshall Industries......    5,191,400
    174,500   Merrill Corporation.......    2,792,000
     65,200   Milgray Electronics,
                Inc. ...................      700,900
     72,700   New England Business
                Service, Inc. ..........    1,590,313
     42,700   *Nichols Research
                Corporation.............    1,099,525
    234,000   *Offshore Logistics,
                Inc. ...................    2,954,250
     31,100   PCA International,
                Inc. ...................      342,100
     73,600   *PAYCO AMERICAN
                CORPORATION.............      662,400
     33,100   Petroleum Helicopters,
                Inc. ...................      471,675
    100,500   *Pinkerton's, Inc. .......    1,959,750
     58,150   Pioneer-Standard
                Electronics, Inc. ......      770,488
     89,650   Plenum Publishing
                Corporation.............    3,496,350
        848   Queen City Investments,
                Inc. ...................      225,568
     66,862   Richardson Electronics,
                Ltd. ...................      718,767
     14,700   Scope Industries..........      470,400
    308,100   Sotheby's Holdings, Inc.
                Cl. A...................    4,390,425
    261,310   The Standard Register
                Company.................    5,258,864

    The accompanying notes are an integral part of the financial statements.

PENNSYLVANIA MUTUAL FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995 (continued)
--------------------------------------------------------------------------------

                                            Value
  Shares                                   (Note 1)
---------                                 ----------
SERVICES - (continued)
    110,200   Stone & Webster, Inc. .... $  3,953,425
    181,250   Super Food Services,
                Inc. ...................    2,356,250
     68,900   True North Communications
                Inc. ...................    1,274,650
    127,200   *The Union Corporation....    2,353,200
     22,625   Wyle Laboratories.........      794,703
                                         ------------
                                          103,057,357
                                         ------------
TECHNOLOGY - 3.3%
     17,450   Astro-Med, Inc. ..........      161,413
     99,600   *Astrosystems, Inc. ......      560,250
      2,400   Augat Inc. ...............       41,100
     13,000   BGS Systems, Inc. ........      481,000
     25,300   *CEM Corporation..........      335,225
     38,900   *Comptek Research, Inc. ..      328,219
     53,887   DH Technology, Inc. ......    1,320,232
     38,419   *Dionex Corporation.......    2,180,278
    178,500   *Exar Corporation.........    2,632,875
     49,205   Hach Company..............      848,786
     95,200   Kaman Corporation Cl. A...    1,059,100
      3,400   Landauer Inc..............       73,950
    116,200   *MDL Information Systems,
                Inc. ...................    2,672,600
     19,300   MacNeal-Schwendler
                Corporation.............      308,800
     46,400   Modern Controls, Inc. ....      504,600
     69,700   *Moore Products Co. ......    1,245,888
     69,403   National Computer Systems,
                Inc. ...................    1,309,982
    135,900   Newport Corporation.......    1,104,188
     37,500   The Oilgear Company.......      637,500
    151,100   Scitex Corporation
                Limited.................    2,058,738
     62,850   Woodhead Industries,
                Inc. ...................      895,613
                                         ------------
                                           20,760,337
                                         ------------

                                            Value
  Shares                                   (Note 1)
---------                                 ---------
UTILITIES - .2%
     47,379   Southern Union Company.... $  1,196,320
     38,745   Southwest Water Company...      372,921
                                         ------------
                                            1,569,241
                                         ------------
              Total Common Stocks
                (Cost $397,221,600).....  595,272,581
                                         ------------
PREFERRED STOCKS - .1%
     47,000   **Anacomp, Inc. $4.125
                Cum. Conv. Rd. Ex. .....      141,000
     23,700   Bird Corp. $1.85 Conv. ...      450,300
                                         ------------
              Total Preferred Stocks
                (Cost $1,757,593).......      591,300
                                         ------------

 Principal
  Amount
-----------
U.S. TREASURY OBLIGATION - 1.6%
$10,000,000   U.S. Treasury Notes 7% due
                4/15/99 (Cost
                $10,175,000)............   10,506,200
                                         ------------
REPURCHASE AGREEMENT - 2.6%
  State Street Bank and Trust Company,
  5.25% due 1/02/96, collateralized by
  U.S. Treasury Bond, 7.25% due 5/15/16,
  valued at $16,725,013 (Cost
  $16,395,000)..........................   16,395,000
                                         ------------
TOTAL INVESTMENTS - 98.8% (COST
  $425,549,193).........................  622,765,081
CASH AND OTHER ASSETS LESS
  LIABILITIES - 1.2%....................    7,353,530
                                         ------------
NET ASSETS - 100.0%..................... $630,118,611
                                         ------------
                                         ------------

 * Non-income producing.
 ** At  December 31, 1995, the  Fund owned 5% or  more the Company's outstanding shares thereby making the Company an affiliated person as defined in the Investment Company Act of 1940.
 `D' A  portion of  these securities  are on  loan at  December 31,  1995. Total market value of all securities on loan is $487,800, for which the Fund received $519,000 as collateral.
`D'`D' American Depository Receipt.
INCOME TAX INFORMATION -- The cost of total investments for federal income tax purposes was $428,127,162. At December 31, 1995, net unrealized appreciation for all securities amounted to $194,637,919, consisting of aggregate gross unrealized appreciation of $217,742,943 and aggregate gross unrealized depreciation of $23,105,024. The Fund designates $64,095,409 as a capital gain dividend for the purpose of the dividend paid deduction.

    The accompanying notes are an integral part of the financial statements.

PENNSYLVANIA MUTUAL FUND
STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $425,549,193) (Note 1)..................................    $622,765,081
Receivable for investments sold...............................................................      15,285,867
Receivable for shares of beneficial interest sold.............................................         439,250
Receivable for dividends and interest.........................................................       1,292,073
Prepaid expenses and other assets.............................................................          27,860
                                                                                                  ------------
       TOTAL ASSETS...........................................................................     639,810,131
                                                                                                  ------------
LIABILITIES:
Payable for investments purchased.............................................................       1,753,615
Payable for shares of beneficial interest redeemed............................................       7,243,072
Investment advisory fee payable (Note 2)......................................................         427,336
Accrued expenses..............................................................................         267,497
                                                                                                  ------------
       TOTAL LIABILITIES......................................................................       9,691,520
                                                                                                  ------------
       NET ASSETS.............................................................................    $630,118,611
                                                                                                  ------------
                                                                                                  ------------
ANALYSIS OF NET ASSETS:
Undistributed net investment income...........................................................    $      2,681
Accumulated net realized gain on investments..................................................      20,276,503
Net unrealized appreciation on investments....................................................     197,215,888
Shares of beneficial interest (Note 3)........................................................          81,702
Additional paid-in capital....................................................................     412,541,837
                                                                                                  ------------
       NET ASSETS.............................................................................    $630,118,611
                                                                                                  ------------
                                                                                                  ------------
PRICING OF SHARES:
Net asset value, offering and redemption price per share
  ($630,118,611[div]81,701,995 shares outstanding) (Note 3)...................................           $7.71
                                                                                                         -----
                                                                                                         -----

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                --------------------------------------------------
                                                                                         1995                       1994
                                                                                -----------------------    -----------------------
FROM INVESTMENT ACTIVITIES:
  Net investment income......................................................             $   8,281,365             $   11,804,371
  Net realized gain on investments...........................................                95,221,780                 70,357,152
  Net unrealized appreciation (depreciation) on investments..................                17,417,882                (88,633,065)
                                                                                -----------------------    -----------------------
  Increase (decrease) in net assets resulting from operations................               120,921,027                 (6,471,542)
  Dividends paid from net investment income..................................                (8,285,016)               (10,380,594)
  Distributions paid from net realized gains.................................               (73,143,226)               (68,889,610)
FROM CAPITAL SHARE TRANSACTIONS:
  Decrease in net assets from capital share transactions (Note 3)............              (180,790,798)              (165,002,473)
                                                                                -----------------------    -----------------------
DECREASE IN NET ASSETS.......................................................              (141,298,013)              (250,744,219)
NET ASSETS:
  Beginning of year..........................................................               771,416,624              1,022,160,843
                                                                                -----------------------    -----------------------
  End of year (including undistributed net investment income of $2,681 and
    $91,343, respectively)...................................................             $ 630,118,611             $  771,416,624
                                                                                -----------------------    -----------------------
                                                                                -----------------------    -----------------------

    The accompanying notes are an integral part of the financial statements.

PENNSYLVANIA MUTUAL FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
  Dividends.....................................................................................   $ 13,344,746
  Interest......................................................................................      1,789,770
                                                                                                   ------------
         Total income...........................................................................     15,134,516
                                                                                                   ------------

Expenses:
  Investment advisory fee (Note 2)..............................................................      5,449,527
  Custodian and transfer agent fees.............................................................        429,580
  Administrative and clerical services..........................................................        294,597
  Supplies and postage..........................................................................        178,020
  Shareholder reports and notices...............................................................        125,994
  Insurance.....................................................................................        118,612
  Legal and auditing fees.......................................................................        108,059
  Trustees' fees................................................................................         92,345
  Facilities and office space...................................................................         84,917
  Miscellaneous.................................................................................         59,673
  Fees waived by investment adviser (Note 2)....................................................        (88,173)
                                                                                                   ------------
         Total expenses.........................................................................      6,853,151
                                                                                                   ------------
         Net investment income..................................................................      8,281,365
                                                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments................................................................     95,221,780
Net unrealized appreciation on investments......................................................     17,417,882
                                                                                                   ------------
Net realized and unrealized gain on investments.................................................    112,639,662
                                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................   $120,921,027
                                                                                                   ------------
                                                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

PENNSYLVANIA MUTUAL FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance over the last five years.

                                                                YEARS ENDED DECEMBER 31,
                                                 1995         1994        1993         1992        1991
                                               --------     --------   ----------   ----------   --------

NET ASSET VALUE, BEGINNING OF YEAR...........     $7.41        $8.31        $8.00        $7.29      $5.78
INCOME FROM INVESTMENT ACTIVITIES:
  Net investment income......................      0.11         0.12         0.11         0.11       0.12
  Net realized and unrealized gain (loss) on
     investments.............................      1.27        (0.18)        0.79         1.07       1.72
  Total from investment activities...........      1.38        (0.06)        0.90         1.18       1.84
LESS DISTRIBUTIONS:
  Dividends paid from net investment
     income..................................     (0.11)       (0.11)       (0.11)       (0.10)     (0.12)
  Distributions paid from net realized
     gain....................................     (0.97)       (0.73)       (0.48)       (0.37)     (0.21)
  Total distributions........................     (1.08)       (0.84)       (0.59)       (0.47)     (0.33)
NET ASSET VALUE, END OF YEAR.................     $7.71        $7.41        $8.31        $8.00      $7.29
TOTAL RETURN.................................     18.7%        (0.7%)       11.3%        16.2%      31.8%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in thousands).......  $630,119     $771,417   $1,022,161   $1,102,224   $789,141
Ratio of Expenses to Average Net Assets......     0.98%(a)     0.98%        0.98%        0.91%      0.95%
Ratio of Net Investment Income to Average Net
  Assets.....................................     1.18%        1.33%        1.23%        1.48%      1.73%
Portfolio Turnover Rate......................       10%          17%          24%          22%        29%

 (a) Expense ratio before waiver of fees by the investment adviser would have been .99% for the year ended December 31, 1995.

    The accompanying notes are an integral part of the financial statements.

PENNSYLVANIA MUTUAL FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Pennsylvania Mutual Fund (the 'Fund'), is a diversified open-end management investment company established as a business trust under the laws of Delaware.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a. Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

b. Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

c. Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption 'Income Tax Information'.

d. Distributions:

     Dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

e. Repurchase agreements:

     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ('SSB&T'), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could

PENNSYLVANIA MUTUAL FUND
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

f. Security Lending:

     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Loans of securities of the Fund are collateralized by cash and/or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The collateral is equal to at least 100% of the current market value of the loaned securities.

2. INVESTMENT ADVISER:

     Under its investment advisory agreement with Quest Advisory Corp. ('Quest'), the Fund accrued and paid Quest fees totaling $5,361,354 (net of $88,173 voluntarily waived by Quest) for the year ended December 31, 1995. The agreement provides for fees equal to 1.0% per annum of the first $50 million of the Fund's average total net assets, .875% per annum of the next $50 million of such net assets and .75% per annum of additional amounts of average total net assets. Such fees are computed daily and are payable monthly to Quest.

3. FUND SHARES:

     The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of the Fund, with a par value of $.001. Share transactions were as follows:

                                                        Year ended                      Year ended
                                                    December 31, 1995               December 31, 1994
                                               ----------------------------    ----------------------------
                                                 Shares          Amount          Shares          Amount
                                               -----------    -------------    -----------    -------------
Sold........................................     4,913,877    $  39,278,575      7,980,922    $  65,918,424
Issued as reinvested dividends and
  distributions.............................     9,739,008       74,600,820      9,687,741       71,786,160
Redeemed....................................   (37,019,497)    (294,670,193)   (36,575,906)    (302,707,057)

     Shares redeemed within one year are subject to a 1% redemption fee, payable to the Fund, which is used to offset the costs associated with redemptions.

4. PURCHASES AND SALES OF SECURITIES:

     For the year ended December 31, 1995, the cost of purchases and the proceeds from sales of portfolio securities, other than short-term securities, amounted to $67,956,050 and $341,563,985, respectively.

5. TRANSACTIONS IN SHARES OF AFFILIATED COMPANIES:

     An 'Affiliated Company' as defined in the Investment Company Act of 1940 is a company in which the Fund owns at least 5% of the company's outstanding voting securities. The Fund effected the following transactions in shares of these companies for the year ended December 31, 1995.

                                               Purchases               Sales
                                          -------------------    ------------------     Realized      Dividend
                                          Shares       Cost      Shares      Cost      Gain/(Loss)     Income
                                          -------    --------    ------    --------    -----------    --------
Anacomp, Inc...........................     --          --       82,900    $315,269     $ (146,791)   $ 48,469
Liberty Homes, Inc.....................     --          --        2,500      23,775         (1,275)     52,380

PENNSYLVANIA MUTUAL FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Pennsylvania Mutual Fund:

     We have audited the accompanying statement of assets and liabilities of Pennsylvania Mutual Fund, including the schedule of investments as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pennsylvania Mutual Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 7, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES

Hubert L. Cafritz
Thomas R. Ebright
Richard M. Galkin
Stephen L. Isaacs
William L. Koke
David L. Meister
Charles M. Royce

OFFICERS

Charles M. Royce, President and Treasurer
Jack E. Fockler, Jr., Vice President
W. Whitney George, Vice President
Daniel A. O'Byrne, Vice President and Assistant Secretary
Susan I. Grant, Secretary

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

CUSTODIAN

State Street Bank and Trust Company

                 POSTSCRIPT: CRUISES, DECK CHAIRS AND INVESTING

     Charlie Brown and his friends frequently offer sage commentary on life. In one Peanuts cartoon, Lucy remarks to Charlie Brown that 'life is a deck chair.' Some people on a cruise take their chairs to the rear of the ship so they can see where they have been. Others face their chairs forward, to see where they are going. Charlie Brown laments that on his ship of life, he has never been able to get his chair unfolded.

     Investing is much the same way. Investors often get different views from their deck chairs. Sometimes the view on the 'large-cap growth' side is better, while at other times the views in the direction of 'mid-cap blend' or of 'small-cap value' may be better. What is most important is that an investor be on the cruise to begin with; being left standing on the pier is no fun at all. It is equally important that an investor not get seasick by running from one side of the ship to the other trying to get the best view. Studies have shown that the average investor does far worse than the market in general largely because he buys into, or sells out of, a fund or investment style at the wrong time in an attempt to chase the best returns.

     On the most recent leg of this cruise, large-cap stocks and technology issues provided beautiful sunsets, while our investment style provided scenery that was much less exciting. Such market swings between market capitalization and investment style are well documented, and the most recent under-performance by small-cap value is just as common as the over-performance in 1992 and 1993. Remember, the sun usually sets on the other side of the ship on the way back to port.

     As to the remainder of our cruise, we are sitting not on the deck, but in the engine room making sure the engines are in good working order. We remain confident in our approach and the absolute results it produces over the long-term, even though they may not be relatively dynamic at all times. We are not concerned with how the rest of the chairs face or if they are folded or unfolded, just whether our passengers will get to their final destination.

             ------------------------------------------------------

                                THE ROYCE FUNDS

     General Information and Telephone Purchases ....... 1 (800)   221-4268
     Shareholder Account Services ...................... 1 (800)   841-1180
     Investment Advisor Services ......................... 1 (800) 33-ROYCE
     The Royce Funds InfoLine ............................ 1 (800) 78-ROYCE
     E-mail Address ............................... roycenet @interport.net
     Internet Homepage ......... http: //www.galt.com/www/home/mutual/royce

             1414 Avenue of the Americas, New York, New York 10019
 This report must be accompanied by or preceded by a current prospectus of the
                                      Fund


                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as `D'
The double dagger symbol shall be expressed as `D'`D'

                                  GRAPHIC APPENDIX

On page 2 of the paper format Pennsylvania Mutual Fund report:
Picture of a man in a cape flying
Picture of Albert Einstein

On page 3 of the paper format Pennsylvania Mutual Fund report:
A picture of a scale balancing a dollar sign and a factory
A picture of a man in a long white coat pointing with a pointer

On page 4 of the paper format Pennsylvania Mutual Fund report:
A bullseye
A picture of a sad face

On page 5 of the paper format Pennsylvania Mutual Fund report:
A picture of a boy daydreaming

On page 6 of the paper format Pennsylvania Mutual Fund report:
A picture of two Stone-Age men building a rocket

On page 7 of the paper format Pennsylvania Mutual Fund report:
A line graph showing the Dow Jones Industrial Average's performance from December 1975 to December 1995
A picture of a happy alarm clock ringing

On page 8 of the paper format Pennsylvania Mutual Fund report:
A line graph showing performance of the Fund, the S&P 500 and the 3-Month T-bill rate over the period indicated.

On page 10 of the paper format Pennsylvania Mutual Fund report:
A line graph showing general market cycles, showing peaks and troughs, from June 1979 through June 1995

On page 11 of the paper format Pennsylvania Mutual Fund report:
A pie chart showing the percentage in the Fund of the "premier" and "micro-cap" core portfolios.
A pie chart showing the percentage in the Fund of the "premier" and "micro-cap" core portfolios and the "equity income" and "low-priced" tactical strategies within the core portfolios.